2/24/2021          GiveMePower - Audit FY 2020 - cannabinoidbiosciences@gmail.com - Gmail

Benjamin Chung <bjc@bkcpagroup.com> to me, Anna, Danielle

This looks good.

Benjamin J Chung, CPA

Managing Partner

Cell: (714) 234-5980

Email: BJC@bkcpagroup.com

Benjamin & Ko

Certified Public Accountants & Consultants

Corporate Office:  (949) 326-CPAS (2727)
efax:  (949) 799-0095

www.bkcpagroup.com

Orange County office:

200 N. Sandpointe Avenue, Suite 560

Santa Ana, CA 92707

IMPORTANT NOTICES

The contents of this email and any attachments to it may contain privileged and confidential information from Benjamin & Ko. This information is only for the viewing or use of the intended recipient. If you are not the intended recipient, you are hereby notified that any disclosure, copying, distribution or use of, or the taking of any action in reliance upon, the information contained in this e-mail, or any of the attachments to this e-mail, is strictly prohibited and that this e-mail and all of the attachments to this e-mail, if any, must be immediately returned to Benjamin & Ko or destroyed and, in either case, this e-mail and all attachments to this e-mail must be immediately deleted from your computer without making any copies hereof. If you have received this e-mail in error, please notify Benjamin & Ko by e-mail immediately.

From: Cannabinoid Biosciences <cannabinoidbiosciences@gmail.com>

Sent: Wednesday, February 24, 2021 3:19 PM

To: Benjamin Chung <bjc@bkcpagroup.com>

Cc: Anna Ko <ank@bkcpagroup.com>; Danielle Young <dny@bkcpagroup.com>

Subject: Re: GiveMePower - Audit FY 2020 Thanks,

Here is the copy of 8-k we intend to file with the SEC later today. Thanks,

--

Frank I Igwealor

President and CEO, GiveMePower Corporation (OTC: GMPW) 370 Amapola Ave., Suite 200A

Torrance, CA 90501

Tel. 310.895.1839; 424.358.1046

On Wed, Feb 24, 2021 at 12:54 PM Benjamin Chung <bjc@bkcpagroup.com> wrote: Frank,

No problem and best luck in the next process. We will email you our resignation letter but more importantly, you will have to file with the SEC in 8-K of dismissal of our firm so that we take your firm out of our PCAOB register as your auditor.

Thank you.

Benjamin J Chung, CPA

Managing Partner

Cell: (714) 234-5980

Email: BJC@bkcpagroup.com

Benjamin & Ko

Certified Public Accountants & Consultants

Corporate Office:  (949) 326-CPAS (2727)
efax:  (949) 799-0095

www.bkcpagroup.com

Orange County office:

200 N. Sandpointe Avenue, Suite 560

Santa Ana, CA 92707

IMPORTANT NOTICES

The contents of this email and any attachments to it may contain privileged and confidential information from Benjamin & Ko. This information is only for the viewing or use of the intended recipient. If you are not the intended recipient, you are hereby notified that any disclosure, copying, distribution or use of, or the taking of any action in reliance upon, the information contained in this e-mail, or any of the attachments to this e-mail, is strictly prohibited and that this e-mail and all of the attachments to this e-mail, if any, must be immediately returned to Benjamin & Ko or destroyed and, in either case, this e-mail and all attachments to this e-mail must be immediately deleted from your computer without making any copies hereof. If you have received this e-mail in error, please notify Benjamin & Ko by e-mail immediately.

        ttps://mail.google.com/mail/u/0/?tab=rm&ogbl#search/bjc%40bkcpagroup.com/FMfcgxwLsShbWjWnlnXzvlMZHNsbnjNx                                                                                                                                                                                                                                                    1/2

From: Cannabinoid Biosciences <cannabinoidbiosciences@gmail.com>

Sent: Wednesday, February 24, 2021 10:31 AM

To: Benjamin Chung <bjc@bkcpagroup.com>

Cc: Anna Ko <ank@bkcpagroup.com>; Danielle Young <dny@bkcpagroup.com>

Subject: Re: GiveMePower - Audit FY 2020 Good morning,

It has been great working with your firm these past year. However, our board has decided, due to budget constraint, to discontinue our relationship effective immediately. Our board wants to explore a cheaper way of keeping our company in compliance.

Thanks,

--

Frank I Igwealor

President and CEO, GiveMePower Corporation (OTC: GMPW) 370 Amapola Ave., Suite 200A

Torrance, CA 90501

Tel. 310.895.1839; 424.358.1046

https://mail.google.com/mail/u/0/?tab=rm&ogbl#search/bjc%40bkcpagroup.com/FMfcgxwLsShbWjWnlnXzvlMZHNsbnjNx                                                                                                                                                                                                                                                    2/2